UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 15, 2006

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH    03063

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code  (781) 505-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On Monday, May 15, 2006 Ezenia! Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2006.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release, dated May 15, 2006, announcing financial results for the first quarter ended March 31, 2006.  A copy of this press release is attached as Exhibit 99.1 hereto.  Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein is deemed to be furnished pursuant to this Item 7.01, and shall not be deemed “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Ezenia! Inc. Press Release, dated May 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: May 15, 2006	By:	/s/ Khoa D. Nguyen
Khoa D. Nguyen
Chairman, Chief Executive Officer, and President
(Principal Executive Officer)

Dated: May 15, 2006	By:	/s/ Roger N. Tuttle
Roger N. Tuttle
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ezenia! Inc. Press Release, dated May 15, 2006.